UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 6, 2020

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 6, 2020, Todd E. Vogensen notified Chico’s FAS, Inc. (the “Company”) of his decision to resign from the Company as Executive Vice President, Chief Financial Officer and Assistant Corporate Secretary, effective January 17, 2020.  Mr. Vogensen’s resignation does not entitle him to severance benefits under the Company’s Executive Severance Plan. The Company extends its appreciation to Mr. Vogensen for his contributions.
Mr. Vogensen will be succeeded on an interim basis by Jennifer L. Ellis, who has been appointed Interim Chief Financial Officer of the Company, effective February 3, 2020. Ms. Ellis will also succeed Mr. Vogensen at such time as the Company’s interim principal financial officer.
Jennifer Ellis, age 42, has served as the Company’s Senior Vice President, Finance since July 2018 and prior to that served in various finance roles at the Company, including Vice President, Financial Planning & Analysis from April 2016 to July 2018 and Senior Director, Finance from October 2015 to April 2016. Prior to joining the Company, Ms. Ellis served as Vice President, Finance of Tailored Brands, Inc. from March 2013 to October 2015.
There are no arrangements or understandings between Ms. Ellis and any other person pursuant to which she was appointed, nor are there are any family relationships between Ms. Ellis and any of the Company's directors or executive officers. Ms. Ellis does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01. Regulation FD Disclosure.
Additionally, on January 8, 2020, the Company announced participation in a "Fireside Chat" at the 2020 ICR Conference on Monday, January 13, 2020 and is raising its outlook for the fourth quarter ending February 1, 2020 (the “fourth quarter”).
A copy of the Company’s press release issued on January 8, 2020 regarding the Chief Financial Officer transition, ICR Conference participation and updated fourth quarter outlook is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.
The information disclosed in or incorporated by reference into this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press Release of Chico's FAS, Inc. dated January 8, 2020
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: January 8, 2020	By:
/s/ Gregory S. Baker
Gregory S. Baker, Senior Vice President - General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico's FAS, Inc. dated January 8, 2020
Exhibit 104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

Amendment Flag	false
Entity Central Index Key	0000897429